TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund – all Classes
TDAM Institutional Municipal Portfolio – all Classes
TDAM Institutional U.S. Government Fund – all Classes
TDAM Institutional Treasury Obligations Money Market Fund – all Classes
TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Global Sustainability Fund – Institutional Class

Supplement dated December 8, 2011
to the Summary Prospectuses
each dated March 1, 2011, as supplemented

The paragraph on the cover of each summary prospectus will be replaced in it’s entirety with the following:

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

®/ The TD logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly-owned subsidiary, in Canada and/or other countries.